UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2018

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Richmond, Virginia 23226

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 404-9668

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2018, the Board of Directors of Bay Banks of Virginia, Inc. (the “Company”), holding company for Virginia Commonwealth Bank and VCB Financial Group, appointed Vance H. Spilman as director of the Company, effective immediately. Mr. Spilman has served as a director of the Company’s subsidiary board, VCB Financial Group, since November of 2017. Mr. Spilman is the Chief Executive Officer of Leaf Spring Schools, one of the preeminent preschool and after school providers of accredited early education with locations in the U.S. and China. Previously, he was President of Sweet Frog Enterprises, LLC, one of the nation’s largest frozen yogurt franchisors, leading growth initiatives that moved the company from a small chain to a national franchise.

Mr. Spilman will be entitled to the same compensation as the other non-employee directors, including an annual retainer and meeting attendance fees, as described in the Company’s proxy statement filed in connection with the 2018 annual meeting of shareholders.

A copy of the press release announcing Mr. Spilman’s appointment is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2018, the Board of Directors of the Company adopted an amendment to Section 3 of Article III of the Company’s Bylaws to increase the number of directors from ten (10) to eleven (11).

The foregoing description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of such Bylaws, as amended and restated. A copy of the amended and restated Bylaws is attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
3.2	Bylaws of Bay Banks of Virginia, Inc. (as amended effective September 25, 2018).
99.1	Press release, dated October 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Judy C. Gavant
Judy C. Gavant
Chief Financial Officer

 October 1, 2018

3